UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2026

First Choice Healthcare Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Bulldog Blvd, Suite 202, Melbourne, Florida 32901

(Address of principal executive offices)

(321) 725-0090

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	FCHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On July 22, 2026, First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Westin Acquisition Corp., a Cayman Islands exempted company (“Parent”), and First Choice Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Business Combination Agreement, and subject to the terms and conditions that are set forth therein, on the day that is one (1) Business Day prior to the Closing Date, Parent will de-register from the Registrar of Companies in the Cayman Islands and transfer by way of continuation out of the Cayman Islands and into the State of Nevada so as to migrate to and domesticate as a Nevada corporation (the “Domestication”), with the Parent being referred to at and after the effective time of the Domestication as “Wellgevity 360, Inc.” or “PubCo.” Immediately following the Domestication, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of PubCo (the “Merger”). The Domestication, the Merger, and the other transactions contemplated by the Business Combination Agreement are to be collectively referred to herein as the “Business Combination” or the “Transactions.” The closing of the Transactions is referred to as the “Closing,” and the date on which the Closing occurs is referred to herein as the “Closing Date.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement.

The Company and its subsidiaries are engaged in providing healthcare services and developing and operating functional health, longevity and regenerative medicine clinics and related healthcare businesses. Concurrently with the execution of the Business Combination Agreement, the Company entered into binding agreements to acquire all of the outstanding equity interests of Pointe Medical Services, LLC, Point Medical Pharmacy, Inc., Live Well Drugstore, LLC and Live Well Drugstore, Inc. (collectively, the “Pointe Med Entities”), and the acquisitions of the Pointe Med Entities are expected to be consummated substantially concurrently with the Closing.

Consideration to Company Securityholders

The Business Combination values the Company at an equity value of up to approximately $650 million. Pursuant to the Business Combination Agreement, the aggregate merger consideration will consist of a number of shares of PubCo Common Stock equal to the Equity Value divided by the Redemption Price (the “Aggregate Merger Consideration”). The Aggregate Merger Consideration will be allocated among the holders of Company Securities in accordance with the Business Combination Agreement and the Closing Consideration Spreadsheet.

At or prior to the Closing, PubCo will deposit the Aggregate Merger Consideration with the Exchange Agent for the benefit of the holders of Company Securities entitled to receive the applicable portion thereof. At the Merger Effective Time, each outstanding share of Company Common Stock (other than Excluded Shares and Dissenting Shares) and each outstanding share of Company Preferred Stock, if any, will be converted into the right to receive the applicable Per Share Merger Consideration in accordance with the Business Combination Agreement and the Closing Consideration Spreadsheet. Company Equity Awards, if any, will be treated in accordance with the Business Combination Agreement.

The Domestication

One Business Day prior to the Closing Date, Parent will deregister from the Register of Companies in the Cayman Islands and transfer by way of continuation out of the Cayman Islands and into the State of Nevada so as to migrate to and domesticate as a Nevada corporation. Concurrently, Parent will file its Articles of Incorporation with the Secretary of State of the State of Nevada and adopt the bylaws of PubCo.

Immediately prior to the Domestication, to the extent any Parent Units remain outstanding and unseparated, each such Parent Unit will be automatically separated into its component securities (the “Unit Separation”), and the holder thereof will be deemed to hold one Parent Class A Ordinary Share and one Parent Public Right entitling the holder to receive one-sixth (1/6) of one Parent Class A Ordinary Share. Immediately following the Unit Separation, all Parent Units will be canceled and cease to exist.

Upon the Domestication becoming effective (the “Domestication Effective Time”), (i) each issued and outstanding Parent Class A Ordinary Share will automatically convert into one validly issued, fully paid and nonassessable share of PubCo Common Stock; (ii) each outstanding Parent Right will automatically become a right to receive PubCo Common Stock on the same terms and conditions in effect immediately prior to the Domestication; and (iii) Parent will continue as PubCo without interruption of its corporate existence.

The Merger

Immediately following the Domestication, Merger Sub will merge with and into the Company, with the Company surviving the Merger as the Surviving Corporation and a wholly owned subsidiary of PubCo. The Closing will occur on the second (2nd) Business Day following the satisfaction or waiver (to the extent permitted by applicable Law) of the conditions set forth in the Business Combination Agreement, unless otherwise agreed by the parties in writing.

Pursuant to the Business Combination Agreement and in accordance with the Delaware General Corporation Law (“DGCL”), at the Merger Effective Time: (i) Merger Sub will merge with and into the Company; (ii) the separate corporate existence of Merger Sub shall cease; and (iii) the Company shall survive the Merger as the Surviving Corporation and become a wholly owned subsidiary of PubCo.

Merger Consideration

At the Merger Effective Time, each outstanding share of Company Common Stock (other than Excluded Shares and Dissenting Shares) will be canceled and converted into the right to receive the applicable Per Share Merger Consideration. Each outstanding share of Company Preferred Stock, if any, will be converted into the right to receive the applicable Per Share Merger Consideration in accordance with the Closing Consideration Spreadsheet and the Company’s organizational documents.

The Business Combination Agreement also provides for the treatment of outstanding Company Equity Awards in accordance with the terms thereof.

PIPE Investment

Concurrently with the execution of the Business Combination Agreement, the Company agreed to enter into subscription agreements with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed, subject to the terms and conditions set forth therein, to purchase at the Closing shares of PubCo Preferred Stock having an aggregate stated value of $12,500,000 for an aggregate purchase price of $10,000,000 (the “PIPE Investment”).

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of the parties for a transaction of this nature. Among other things, the Company is required to provide financial statements and other information necessary for the preparation of the registration statement on Form S-4 and to cooperate with Parent in the preparation of the required pro forma financial statements. The parties have also agreed to customary interim operating covenants, non-solicitation obligations, obligations to use reasonable best efforts to obtain the required governmental and third-party approvals and consents, and other customary covenants pending the Closing.

Registration Statement / Proxy Statement

As promptly as reasonably practicable after the date of the Business Combination Agreement, Parent will prepare and file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus, to register the securities to be issued in connection with the Business Combination and to solicit the approval of Parent’s shareholders. Parent and the Company have agreed to cooperate in the preparation, review, amendment and completion of the Registration Statement and other required SEC filings, including responding to SEC comments and furnishing information required in connection therewith.

Conditions to Closing

The obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver (to the extent permitted by applicable Law) of certain customary closing conditions, including, without limitation: (i) the absence of any Law or Order that makes the Business Combination illegal or otherwise restrains, enjoins or prohibits the consummation of the Domestication, the Merger or any of the other Transactions; (ii) the effectiveness under the Securities Act of the Registration Statement, with no stop order suspending its effectiveness being in effect and no proceedings seeking such suspension having been initiated or threatened by the SEC; and (iii) approval for listing on the applicable national securities exchange of the shares of PubCo Common Stock to be issued in connection with the Business Combination, subject to official notice of issuance.

The obligations of Parent and Merger Sub to consummate the Business Combination are further subject to additional conditions, including, among other things: (i) the Company’s performance and compliance in all material respects with its covenants, agreements and obligations under the Business Combination Agreement; (ii) the accuracy of the Company’s representations and warranties, subject to the bring-down standards set forth in the Business Combination Agreement; (iii) no Company Material Adverse Effect having occurred since the date of the Business Combination Agreement that is continuing; (iv) receipt by Parent of a certificate executed by an executive officer of the Company certifying compliance with specified closing conditions; (v) delivery of a FIRPTA certificate and related IRS notice; (vi) termination of certain specified contracts prior to the Closing; (vii) receipt of the Company Stockholder Approval; (viii) receipt of all required Company consents; (ix) the absence of any unresolved adverse written communication from the DEA or any other applicable Governmental Authority that would materially and adversely affect the Company’s business or regulatory engagement; (x) execution and delivery of the Lock-Up Agreement by the Lock-Up Stockholders; (xi) timely filing of specified outstanding Tax Returns; and (xii) the substantially simultaneous consummation of the acquisitions of the Pointe Med Entities pursuant to the applicable acquisition agreements.

The obligations of the Company to consummate the Business Combination are subject to additional conditions, including, among others: (i) Parent’s and Merger Sub’s performance and compliance in all material respects with their respective covenants, agreements and obligations under the Business Combination Agreement; (ii) the accuracy of Parent’s and Merger Sub’s representations and warranties, subject to the bring-down standards set forth in the Business Combination Agreement; (iii) no Parent Material Adverse Effect having occurred since the date of the Business Combination Agreement that is continuing; (iv) receipt by the Company of a certificate executed by an authorized executive officer of Parent certifying compliance with specified closing conditions; (v) effectiveness of PubCo’s articles of incorporation; (vi) execution and delivery of the Registration Rights Agreement and the Lock-Up Agreement; (vii) compliance by the Parent Supporting Shareholders with the Parent Support Agreement; and (viii) receipt of the Parent Shareholder Approval.

Termination

The Business Combination Agreement may be terminated in certain customary circumstances, including, without limitation: (i) by the mutual written consent of Parent and the Company; (ii) by either Parent or the Company if the Closing has not occurred on or before March 31, 2027, which date will be automatically extended to April 30, 2027 if the SEC has not declared the Registration Statement effective on or prior to February 28, 2027, subject to certain exceptions; (iii) by either Parent or the Company if any Governmental Authority has issued a final, nonappealable Order permanently restraining, enjoining or otherwise prohibiting the consummation of the Business Combination; (iv) by either party for certain uncured breaches by the other party that would result in the failure of a closing condition, subject to the notice and cure provisions set forth in the Business Combination Agreement; (v) by Parent if the Company Stockholder Written Consent is not obtained or delivered within 24 hours after execution of the Business Combination Agreement, provided that Parent delivers notice of its intention to terminate within five Business Days after such deadline; and (vi) by either Parent or the Company if the Parent Shareholder Approval is not obtained at the Parent Shareholder Meeting.

Effect of Termination

If the Business Combination Agreement is terminated in accordance with its terms, it will become void and have no further force or effect, without liability on the part of any party to any other party, except as otherwise expressly provided in the Business Combination Agreement; provided, however, that no such termination will relieve any party from liability arising out of or incurred as a result of such party’s Willful Breach of the Business Combination Agreement or Fraud.

Governance

Following the Closing, the initial board of directors of PubCo is expected to consist of five directors: one independent director designated by the Sponsor; three independent directors designated by the Company, after consultation with Parent; and the Company’s Chief Executive Officer. At least a majority of the board will qualify as independent directors. The Company will designate the initial Chairperson of the board from among the directors designated by the Company and the Company’s Chief Executive Officer.

Timeframes for Filing and Closing

As promptly as reasonably practicable after the date of the Business Combination Agreement, Parent will prepare and file the Registration Statement on Form S-4 in accordance with the terms of the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants made by the respective parties solely for the purposes of the Business Combination Agreement and as of specified dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement is being filed to provide investors with information regarding its terms and is not intended to provide any other factual information about Parent, Merger Sub or the Company.

In particular, the representations, warranties and covenants contained in the Business Combination Agreement may be subject to contractual standards of materiality that differ from those applicable to investors and should not be relied upon as characterizations of the actual state of facts or condition of Parent, Merger Sub or the Company.

Other Agreements

The Business Combination Agreement contemplates or was entered into in connection with the following additional agreements and instruments:

Parent Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor and certain other Parent shareholders entered into a Parent Support Agreement pursuant to which they agreed, among other things, not to transfer or redeem their Parent Ordinary Shares, to vote in favor of the Business Combination and to waive certain anti-dilution and similar protections.

Company Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Company and certain other Company shareholders entered into a Company Support Agreement pursuant to which they agreed, among other things, not to transfer or redeem their Company Shares, to vote in favor of the Business Combination and to waive certain anti-dilution and similar protections.

Form of Lock-Up Agreement

In connection with the Closing, the Sponsor and each Company Officer, Director and each Stockholder holding five percent (5%) or more of the Company’s outstanding equity securities immediately prior to the Closing will enter into a Lock-Up Agreement substantially in the form attached as Exhibit F to the Business Combination Agreement, pursuant to which such holders will agree to certain restrictions on the transfer of their shares of PubCo Common Stock following the Closing.

The foregoing description of the form of Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, PubCo, the Sponsor, the SPAC Holders and the Company Holders will enter into an Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”), which will amend and restate in its entirety the Registration Rights Agreement, dated November 3, 2025, among Parent, the Sponsor and the other parties thereto. Pursuant to the Amended and Restated Registration Rights Agreement, PubCo will be required, within thirty (30) calendar days following the Closing Date, to file a resale shelf registration statement on Form S-1 or, if then eligible, Form S-3, covering the resale of the registrable securities held by the Sponsor, the SPAC Holders and the Company Holders, including the Founder Shares, Private Placement Shares, Working Capital Loan Shares and Merger Shares. PubCo will be required to use commercially reasonable efforts to cause the resale shelf registration statement to become effective as promptly as practicable and to remain continuously effective until no registrable securities remain outstanding. The holders will also have certain underwritten takedown, demand registration, block trade and piggyback registration rights, in each case subject to the thresholds, limitations, underwriter cutbacks, suspension rights, transfer restrictions and other terms set forth in the Amended and Restated Registration Rights Agreement. PubCo will bear the expenses of registrations effected pursuant to the Amended and Restated Registration Rights Agreement, other than applicable underwriting discounts, selling commissions, transfer taxes and similar selling expenses attributable to a holder’s sale of registrable securities. The Amended and Restated Registration Rights Agreement will become effective upon the Closing and will be void ab initio if the Business Combination Agreement is terminated prior to the Closing.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Amended and Restated Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 22, 2026, Parent and the Company issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Westin intends to prepare and file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus. After the Registration Statement is declared effective, Westin will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of a record date to be established for voting on the Business Combination. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Business Combination and the other matters to be voted upon at the Westin shareholder meeting. This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Westin, the Company and their respective affiliates may also file other documents with the SEC regarding the Business Combination. Westin’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Westin, the Company and the Business Combination. Shareholders will also be able to obtain free copies of such documents, once available, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Westin Acquisition Corp., Suite 1165-L, 3 Coleman Street #03-24, Singapore 179804.

Participants in the Solicitation

The Company, Parent, Merger Sub and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Parent’s shareholders in connection with the proposed Business Combination and the other matters to be presented at the shareholder meeting. A list of the names of the Parent’s directors and executive officers and a description of their interests in Parent is contained in Parent’s Registration Statement on Form S-1, as amended from time to time, which was filed with the SEC and declared effective on November 3, 2025, and is available free of charge at the SEC’s website located at www.sec.gov or by directing a request to Westin Acquisition Corp., Suite 1165-L, 3 Coleman Street #03-24, Singapore, 179804. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Business Combination when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Westin’s and the Company’s actual results may differ from their expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might,” “continues” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Westin’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Westin and the Company and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against Westin or the Company following the announcement of the Business Combination Agreement and the Transactions; (3) the inability to complete the Business Combination, including due to a failure to obtain the Parent Shareholder Approval, the Company Stockholder Approval or satisfy other closing conditions; (4) delays in obtaining or the inability to obtain necessary regulatory approvals; (5) the inability to obtain or maintain the listing of PubCo Common Stock on Nasdaq following the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the combined company’s ability to grow, manage growth profitably and retain key employees; (8) costs related to the Business Combination; (9) changes in applicable Laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business or competitive factors; and (11) other risks and uncertainties to be identified in the Registration Statement to be filed by Westin relating to the Business Combination, including those under “Risk Factors” therein, and in other filings made with the SEC by Westin and the Company. Westin and the Company caution that the foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Neither Westin nor the Company undertakes any obligation to update or revise publicly any forward-looking statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by applicable Law. The information contained on any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this Current Report.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, or an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities be effected in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities Laws of any such jurisdiction. Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Business Combination contemplated hereby or determined that this Current Report is accurate or complete. Any representation to the contrary is a criminal offense.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1†*	Business Combination Agreement, dated as of July 22, 2026, by and among Westin Acquisition Corp., First Choice Healthcare Solutions, Inc., and First Choice Acquisition Corp.
10.1*	Parent Support Agreement, dated as of July 22, 2026, by and among Westin Acquisition Corp., the Sponsor and the other Parent Supporting Shareholders party thereto.
10.2*	Form of Company Support Agreement.
10.3	Form of Lock-Up Agreement.
10.4†	Form of Registration Rights Agreement.
99.1	Press Release, dated as of July 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*	Certain portions of these exhibits have been redacted pursuant to Item 601(b)(2)(ii) or 601(b)(10)(iv) of Regulation S-K. The Company hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Healthcare Solutions, Inc.

Date: July 28, 2026	By:	/s/ Lance Friedman
	Name:	Lance Friedman
	Title:	Chief Executive Officer